UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2009

MEDICINOVA, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-33185	33-0927979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 LA JOLLA VILLAGE DRIVE, SUITE 950, SAN DIEGO, CA 92122
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Accountant.

On September 29, 2009, the Audit Committee of the Board of Directors of MediciNova, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

The audit report of E&Y on the Company’s consolidated financial statements as of and for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of E&Y on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that “[a]s discussed in Note 1 to the consolidated financial statements, effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123R Share-Based Payment.” The audit report of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through September 29, 2009, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through September 29, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of this report and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of E&Y’s letter dated October 2, 2009 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Accountant.

On September 29, 2009, the Audit Committee of the Board of Directors of the Company approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. During the years ended December 31, 2007 and 2008 and through September 29, 2009, neither the Company nor anyone on its behalf consulted with KPMG with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Date: October 5, 2009	By:	/s/ SHINTARO ASAKO
	Name:	Shintaro Asako
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 2, 2009.